Exhibit 10(e)(v)

                   FIRST AMENDMENT TO TRUST, RECORDKEEPING AND
                    ADMINISTRATIVE SERVICES AGREEMENT BETWEEN
             FIDELITY MANAGEMENT TRUST COMPANY, FIDELITY INVESTMENTS
                      INSTITUTIONAL OPERATIONS COMPANY AND
                               LIZ CLAIBORNE, INC.

         THIS FIRST AMENDMENT, dated as of the thirty-first day of May, 2004, by and among Fidelity Management Trust Company (the "Trustee"), Fidelity Investments Institutional Operations Company (the "Recordkeeper") and Liz Claiborne, Inc. (the "Sponsor");

                                   WITNESSETH:

         WHEREAS, the Trustee, the Recordkeeper and the Sponsor heretofore entered into a Trust, Recordkeeping and Administrative Services Agreement (the "Trust Agreement") dated October 1, 2003, with regard to the Liz Claiborne 401(k) Savings and Profit Sharing Plan (the "Plan"); and

         WHEREAS, the Sponsor now desires, and hereby directs the Trustee, in accordance with Section 8(c), effective close of business May 31, 2004, to redirect all participant contributions directed to the Managed Income Fund to be invested in the Managed Income Portfolio II. The parties hereto agree that the Trustee shall have no discretionary authority with respect to this redirection directed by the Sponsor. Any variation from the procedure described herein may be instituted only at the express written direction of the Sponsor; and

         WHEREAS, the Sponsor now desires, and hereby directs the Trustee, in accordance with Section 8(c), on June 1, 2004, to liquidate all participant balances held in the Managed Income Fund at its net asset value on such day, and to invest the proceeds in the Managed Income Portfolio II at its net asset value on such day. The parties hereto agree that the Trustee shall have no discretionary authority with respect to this sale and transfer directed by the Sponsor. Any variation from the procedure described herein may be instituted only at the express written direction of the Sponsor; and

         WHEREAS, the Trustee, the Recordkeeper and the Sponsor now desire to amend said Trust Agreement as provided for in Section 13 thereof;

         NOW THEREFORE, in consideration of the above premises, the Trustee, the Recordkeeper and the Sponsor hereby amend the Trust Agreement by:

         (1) Deleting Section 5(b)(v), in its entirety, and re-numbering all subsequent sections accordingly.

         (2) Deleting Sections 5(h)(ii) and 5(h)(iii), in their entirety.

         (3) Amending the "investment options" section of Schedule "C" by replacing the reference to the "Managed Income Fund" with "Managed Income Portfolio II."

         (4) Restating the last sentence of Schedule "C" as follows:

                  The Named Fiduciary hereby directs that the investment option referred to in Section 5(c) and Section 5(e)(vi)(B)(5) shall be Managed Income Portfolio II.

         (5) Amending Schedule "B" by deleting the "Stable Value Fees" section.

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         (6) Deleting Schedule "G", Existing Stable Value Funds, in its
                                    ---------------------------
             entirety.

         (7) Amending Schedule "H", Exchange Guidelines, by replacing all
                                    -------------------
             references to the "Managed Income Fund" with "Managed Income Portfolio II."

         (8) Deleting Schedule "N", Operating Procedures for the Managed Income
                                    -------------------------------------------
             Fund of the Liz Claiborne 401(k) Savings and Profit Sharing Plan,
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             its entirety.

         IN WITNESS WHEREOF, the Trustee, the Recordkeeper and the Sponsor have caused this First Amendment to be executed by their duly authorized officers effective as of the day and year first above written.


LIZ CLAIBORNE, INC.                        FIDELITY MANAGEMENT TRUST COMPANY



By: /s/ Lawrence D. McClure    5/13/04     By: /s/ Rebecca Ethier        6/21/04
    ----------------------------------         ---------------------------------
                                 Date          FMTC Authorized Signatory    Date



FIDELITY INVESTMENTS  INSTITUTIONAL OPERATIONS
COMPANY, INC.



By: /s/ Rebecca Ethier         6/21/04
    ----------------------------------
    FIIOC Authorized Signatory   Date